EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 7, 2000 included in CryoLife, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP
-----------------------
ARTHUR ANDERSEN LLP


Atlanta, Georgia
September 28, 2000




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